Exhibit 10.10

H C CROWN CORP

103 Foulk Road, Suite 214
Wilmington, DE 19803
(302) 654-7584
Fax (302) 652-8667

March 19, 2010

Crown Media Holdings, Inc.

12700 Ventura Boulevard

Studio City, California 91604

Attention: Chief Executive Officer

Crown Media Holdings, Inc.

12700 Ventura Boulevard

Studio City, California 91604

Attention: Chief Financial Officer

Crown Media Holdings, Inc.

12700 Ventura Boulevard

Studio City, California 91604

Attention: General Counsel

Re:                                    Recapitalization Agreement

Gentlemen:

Reference is hereby made to that certain Master Recapitalization Agreement, dated as of February 26, 2010 (the “Recapitalization Agreement”), by and among by and among Hallmark Cards, Incorporated, a Missouri corporation (“Hallmark Cards”), H C Crown Corp., a Delaware corporation (“HCC” and, together with Hallmark Cards, the “Hallmark Lenders”), Hallmark Entertainment Holdings, Inc., a Delaware corporation (“HEH” and, collectively with the Hallmark Lenders, the “Hallmark Parties”), Crown Media Holdings, Inc., a Delaware corporation (the “Company”), Crown Media United States, LLC, a Delaware limited liability company (“CMUS”), and the subsidiaries of the Company listed as Guarantors on the Credit Facility (the “Guarantors,” and, together with the Company and CMUS, the “Debtors”). Capitalized terms used but not otherwise defined in this letter shall have the respective meanings ascribed thereto in the Recapitalization Agreement.

not later than March 20, 2010) the Information Statement in a form that complies in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder (the “Covenant”). The Hallmark Parties understand that the Company has determined that it would be advisable to present the Information Statement to the Company’s Board of Directors at a meeting thereof scheduled to be held on March 25, 2010 and to file the Information Statement with the SEC following approval thereof by the Company’s Board of Directors at such meeting. In light of the foregoing, the Debtors have requested that the Hallmark Parties amend the Covenant.

The parties to this letter agreement hereby agree that Section 5.5 of the Recapitalization Agreement shall be amended to change the date contained in the third line thereof from March 20, 2010 to March 31, 2010.

Except as otherwise expressly provided herein, the terms and conditions of the Recapitalization Agreement remain unchanged and the Hallmark Parties hereby reserve all rights and remedies available to them at law, in equity and under the Recapitalization Agreement and the Ancillary Documents.

Please acknowledge that the foregoing is acceptable by executing a counterpart to this letter and returning it to the Hallmark Parties in accordance with Section 11 (Notices) of the Recapitalization Agreement.

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In witness whereof, the undersigned has executed this letter as of the date first above written.

HALLMARK CARDS, INCORPORATED

By:	/s/ Timothy Griffith
Name: Timothy Griffith
Title: Executive Vice President – CFO

H C CROWN CORP.

By:	/s/ Timothy Griffith
Name: Timothy Griffith
Title: Vice President

HALLMARK ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Timothy Griffith
Name: Timothy Griffith
Title: President

Accepted and agreed (with the consent of the Special Committee) this 19th day of March, 2010.

CROWN MEDIA HOLDINGS, INC.

By:	/s/ C. Stanford
Name: Charles Stanford
Title: Executive Vice President

CROWN MEDIA UNITED STATES, LLC

By:	/s/ C. Stanford
Name: Charles Stanford
Title: Executive Vice President

CM INTERMEDIARY, LLC

By:	/s/ C. Stanford
Name: Charles Stanford
Title: Executive Vice President

CITI TEEVEE, LLC

By:	/s/ C. Stanford
Name: Charles Stanford
Title: Executive Vice President

DOONE CITY PICTURES, LLC

By:	/s/ C. Stanford
Name: Charles Stanford
Title: Executive Vice President